Exhibit 10.2

FORM OF
AMENDMENT TO NON-QUALIFIED STOCK
OPTION AGREEMENTS AND
STOCK APPRECIATION RIGHTS AGREEMENTS
FOR NON-EMPLOYEE DIRECTORS

WHEREAS, Ralcorp Holdings, Inc. (“Company”), granted certain Non-Qualified Stock Options and Stock Appreciation Rights (collectively “the Awards”) to purchase shares of its $.01 par value Common Stock (“Common Stock”) pursuant to:

1.	Ralcorp Holdings, Inc. Incentive Stock Plan (“Plan”);
2.	Ralcorp Holdings, Inc. Amended and Restated 2002 Incentive Stock Plan (“2002 Plan”);
3.	Ralcorp Holdings, Inc. 2007 Incentive Stock Plan (“2007 Plan”); and

WHEREAS, the Company and [ ] (“Award Recipient”) desire to amend the agreements for each Award received by Award Recipient in certain respects to reflect compliance with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Code”); and

WHEREAS, the Board of Directors of the Company has amended the Plan, the 2002 Plan and the 2007 Plan in certain respects to reflect compliance with the provisions of Section 409A of the Code; and

WHEREAS, the Company and the Award Recipient desire that the terms of the Plan, the 2002 Plan and the 2007 Plan, as amended and attached hereto as Exhibits A, B and C, apply to the terms of the Awards granted to Award Recipient as listed in Exhibit D attached hereto; and

WHEREAS, the Company and the Award Recipient desire to amend the agreements for each Award received by Award Recipient to provide for 100% vesting three-years from the date of grant of stock awards granted to Award Recipient as listed in Exhibit D attached hereto.

NOW, THEREFORE, the agreements for Award Recipient’s underlying Awards as listed in Exhibit D are hereby amended effective October 1, 2008 unless otherwise provided herein as follows:

409A Amendments

Non-Qualified Stock Option Agreements:

1.           Section 1.d. is deleted and replaced with the following:

d.	Occurrence of a Change in Control while serving as a Director (exercisable upon an occurrence of a Change in Control and for six months).

2.           Section 3 of the Agreement is deleted in its entirety.

3.           The current Section 4.a. of the Agreement is deleted in its entirety, and Section 4 is renumbered as Section 3, and the remaining sections are renumbered accordingly.

4.           The Company and the Optionee agree that the terms of the Plan, as amended and attached hereto, shall apply to the Option in all respects (except to the extent otherwise specifically stated in the Agreement).

Stock Appreciation Rights Agreement dated September 27, 2007:

1.           The last sentence of the first paragraph of the Agreement is deleted and replaced with the following:

In lieu of fractional shares, the amount to be paid upon exercise shall be rounded down to the nearest whole number of shares.

2.           Section 1.d. is deleted and replaced with the following:

d.           Occurrence of a Change in Control while serving as a Director (exercisable  upon an occurrence of a Change in Control and for six months).

3.           Section 3 of the Agreement is deleted in its entirety.

4.           Section 4.a. of the Agreement is deleted in its entirety, and Section 4 is renumbered as Section 3, and the remaining sections are renumbered accordingly.

4.
The Company and the Optionee agree that the terms of the Plan, as amended and attached hereto, shall apply to the Option in all respects (except to the extent otherwise specifically stated in the Agreement).

Stock Award Vesting Amendment

Non-Qualified Stock Option Agreements:

1. Effective November 20, 2008, Section 1 of the Agreement is deleted and replaced with the following:

1.
Exercise – This Option shall become fully exercisable three-years from the date of grant but once exercised, the shares are to be held by the non-management director until they leave the Company’s Board of Directors.  This Option shall also become exercisable in full on the date of any occurrence of any of the events set forth below and shall remain exercisable for the periods set forth below.  Thereafter, the unexercised potion of this Option is forfeited and may not be exercised.

2. Items a through e of Section 1 shall remain unchanged.

Stock Appreciation Rights Agreements:

1.           Effective November 20, 2008, Section 1 of the Agreement is deleted and replaced with the following:

1.
Exercise – The SARs become fully exercisable three-years from the date of grant but once exercised, the shares are to be held by the non-management director until they leave the Company’s Board of Directors.  The SARs shall also become exercisable in full on the date of any occurrence of any of the events set forth below and shall remain exercisable for the periods set forth below.  Thereafter, the unexercised portion of the SARs are forfeited and may not be exercised.

2.           Items a through e of Section 1 shall remain unchanged.

ACKNOWLEDGED AND ACCEPTED:                                                                                                RALCORP HOLDINGS, INC.

______________________________                                                                                     By:________________________
Award Recipient                                                                                                                                  C. G. Huber, Jr., Secretary

Date: ________________________